UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 28, 2018

USA EQUITIES CORP.
(Exact Name of Registrant as Specified in its Charter)

0-27454

(Commission File No.)

Delaware	11-2655906
(State of Incorporation)	(I.R.S. Employer Identification No.)

3801 PGA Blvd., Suite 102 Palm Beach Gardens Florida	33401
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (929) 379-6503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 28, 2018, McConnell & Jones, LLP (“MCJ”) delivered to USA Equities Corp. (the “Company” or “Registrant”) a letter of resignation, effective June 28, 2018, stating that the firm resigned as the Registrant’s independent auditors. A copy of the letter of resignation is attached as Exhibit 16.1 hereto. MCJ issued the auditor’s report on the Company’s financial statements for the year ended December 31, 2015.

Other than an explanatory paragraph included in MCJ’s audit report for the Company’s fiscal years ended December 31, 2015 and 2014 relating to the uncertainty of the Company’s ability to continue as a going concern, the audit reports of MCJ on the Company’s financial statements for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the Registrant’s fiscal year ended December 31, 2015 and any subsequent interim period through June 28, 2018, the date of resignation of MCJ, there were no disagreements with MCJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MCJ’s satisfaction, would have caused MCJ to make reference to the subject matter of the disagreements in connection with their report on the Company’s consolidated financial statements for such years; and there were not reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Company provided MCJ with a copy of the disclosure contained in this Form 8-K and requested in writing that MCJ furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. MCJ provided a letter, dated June 28, 2018 stating its agreement with such statements, which is attached as Exhibit 16.2 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

Effective June 28, 2018, the Board of Directors of the Registrant approved the appointment of TNCPA, with offices located in Houston, TX, as its new auditor to audit the Registrant’s financial statements for its years ended December 31, 2016 and 2017. During the Registrant’s most recent fiscal years ended December 31, 2015 and 2014 and through the date of the Registrant’s appointment of new independent auditors following the resignation of MCJ, the Company did not consult TNCPA with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
16.1	Letter of Resignation of McConnell & Jones, LLP dated June 28, 2018, filed herewith.
16.2	Letter of McConnell & Jones, LLP dated June 28, 2018, on change in certifying accountant, filed herewith.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 28, 2018

USA Equities Corp.

/s/: Troy Grogan
Name:	Troy Grogan
Title:	CEO and Chairman